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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  May 28, 1999

                        Commission File Number: 333-34475

         Michigan          Venture Holdings Company LLC            38-3470015
                      as successor to Venture Holdings Trust

         Michigan                  Vemco, Inc.                     38-2737797

         Michigan          Venture Industries Corporation          38-2034680

         Michigan      Venture Mold & Engineering Corporation      38-2556799

         Michigan             Venture Leasing Company              38-2777356

         Michigan               Vemco Leasing, Inc.                38-2777324

         Michigan           Venture Holdings Corporation           38-2793543

         Michigan             Venture Service Company              38-3024165

(State or other jurisdiction  (Exact name of registrant         (IRS Employer
     of incorporation)         as specified in its charter)      Identification
                                                                 Number)


                              33662 James J. Pompo
                             Fraser, Michigan 48083
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (810) 294-1500



                             Venture Holdings Trust
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

         On May 28, 1999, pursuant to (i) a Share Purchase and Transfer Agreement, dated as of March 8, 1999, between Klockner Mercator Maschinenbau GmbH ("Seller"), a wholly-owned subsidiary of Klockner-Werke AG ("Klockner"), on the one hand, and Venture Beteiligungs GmbH ("Venture B") and Venture Holdings Trust (the "Trust"), on the other hand, and (ii) a Share Purchase and Transfer Agreement, dated March 8, 1999 between Neptuno Verwaltungs-und Treuhand-Gesellschaft mbH ("Neptuno"), on the one hand, and Venture Verwaltungs GmbH ("Venture V," and, collectively with Venture B, the "Companies")) and the Trust, on the other hand (collectively, the "Purchase Agreements"), the Companies acquired (the "Acquisition") 100% of the shares of Peguform GmbH ("Peguform"). Venture B and Venture V are each wholly owned, indirect subsidiaries of the Registrant. With respect to the Acquisition, Venture B paid to the Seller a preliminary purchase price of DEM 425,637,293, repaid preliminary shareholders loans of DEM 389,544,030 and repaid additional cash contributions made by Seller to Peguform since March 31, 1999, including interest thereon, of DEM 40,783,385. The preliminary purchase price and preliminary shareholders loans paid to Seller at closing are subject to adjustment based upon a final audit of the financial statements of Peguform as of March 31, 1999. Venture V paid Neptuno consideration of DEM 1,881,052.

         The consideration provided for in the Purchase Agreements was determined by the Trust after a complete review of Peguform's operations and negotiations between representatives of the Trust and Klockner. The acquisition was financed with (i) proceeds from the offering (the "Note Offering") by the Trust of an aggregate amount of $250 million of unsecured senior subordinated notes and unsecured senior notes (collectively, the "Notes") and (ii) a senior secured credit facility, including a revolving credit facility of $200 million and term loans of $375 million, provided to the Trust by a syndicate of bank lenders, with The First National Bank of Chicago as Administrative Agent (the "New Credit Agreement"). The Note Offering and the New Credit Agreement were closed on May 27, 1999.

         Peguform is one of Europe's leading suppliers of interior and exterior plastic automotive systems, including bumpers, dashboards, door modules, and door panels. Peguform serves customers including Volkswagen, Audi, Seat, Skoda, BMW, DaimlerChrysler, Porsche, Renault, and PSA (Peugeot and Citroen), from sixteen plants in Germany, France, Spain, the Czech Republic, Mexico, and Brazil.


Item 5.        OTHER EVENTS

         In accordance with the indenture governing the Trust's 9 3/4% senior subordinated notes due 2004 (the "Outstanding Senior Subordinated Notes"), contemporaneously with the closing of the Note Offering and the New Credit Agreement, the Trust advised the trustee that it had elected to redeem all of the Outstanding Senior Subordinated Notes and deposited with the trustee funds sufficient to redeem the Outstanding Senior Subordinated Notes at a redemption price of 104.875% of the principal amount outstanding as of the close of business on July 12, 1999, plus accrued interest. Funds for the redemption were provided by proceeds from the sale of the unsecured senior subordinated notes pursuant to the Note Offering.

         Immediately following the Note Offering, the Trust effected a Trust Contribution (as defined in the New Credit Agreement, and in the indentures governing the Registrant's $205 million of 9 1/2% Senior Notes due 2005 (the "Outstanding Senior Notes") and the Notes) by contributing its assets, including the capital stock of certain subsidiaries owned by it, to Venture Holdings Company LLC, a wholly-owned subsidiary of the Trust (the


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"Registrant"). Upon completion of the Trust Contribution, the Registrant assumed all of the Trust's obligations under (i) the Notes and the indentures related thereto, (ii) the New Credit Agreement, and (iii) the Outstanding Senior Notes and the indenture related thereto, and the Trust was released from all such obligations.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


     (a)       Financial Statements of Businesses Acquired.

               Financial Statements will be filed by amendment pursuant to Item 7(a)(4) on or prior to August 11, 1999.

     (b)       Pro Forma Financial Information.

               Pro Forma Financial Information will be filed by amendment pursuant to Item 7(b)(2) on or prior to August 11, 1999.

     (c)       Exhibits.

               A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY

                                    /S/ James E. Butler, Jr.
                                    --------------------------
                                    James E. Butler, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer

Dated:   June 10, 1999







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                                  EXHIBIT INDEX

      Ex. No.             Description

       2.1 Share Purchase and Transfer Agreement between Klockner Mercator Maschinenbau GmbH, on the one hand, and Venture Beteiligungs GmbH and Venture Holdings Trust, on the other hand, dated March 8, 1999. Incorporated herein by reference to Exhibit 2.1 of the Trust's Annual Report on Form 10-K for the year ended December 31, 1998.

       2.2 Share Purchase and Transfer Agreement between Neptuno Verwaltungs-und-Treuhand-Gesellschaft mbH, on the one hand, and Venture Verwaltungs GmbH and Venture Holdings Trust, on the other hand, dated March 8, 1999.

       2.3 Trust Contribution Agreement, made as of the 27th day of May, 1999, by and between Venture Holdings Trust, a trust organized under Michigan law, and Venture Holdings Company, LLC, a Michigan limited liability company.